UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 2100
Dallas, TX	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 214-427-1704

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on September 23, 2024, Applied Digital Corporation, a Nevada corporation (the “Company”), entered into a Dealer Manager Agreement with Preferred Capital Securities, LLC (the “Dealer Manager”), pursuant to which the Dealer Manager agreed to serve as the Company’s agent and dealer manager for the Company’s registered offering (the “Series E-1 Offering”) of up to $62,500,000 of the Company’s Series E-1 Redeemable Preferred Stock, par value $0.001 per share (the “Series E-1 Preferred Stock”).

On November 8, 2024, the Company filed a Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Restrictions of Series E-1 Preferred Stock of the Company (the “Certificate of Designations”) with the Secretary of State of the State of Nevada to establish the rights, privileges, preferences, and restrictions of the Series E-1 Preferred Stock. As set forth in the Certificate of Designations, the Company designated 62,500 shares of preferred stock as Series E-1 Preferred Stock. The Certificate of Designations was filed in connection with the initial settlement under the Series E-1 Offering. The Series E-1 Offering remains ongoing.

As previously disclosed, the Company designated 5,000,000 shares of its authorized capital stock as preferred stock and of those shares designated (i) 70,000 shares of preferred stock as Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), (ii) 50,000 shares of preferred stock as Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), (iii) 660,000 shares of preferred stock as Series C Convertible Redeemable Preferred Stock, par value $0.001 per share (iv) 1,380,000 shares of preferred stock as Series D Convertible Redeemable Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), (v) 2,000,000 shares of preferred stock as Series E Redeemable Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”) and (vi) 53,191 shares of preferred stock as Series F Convertible Preferred Stock, par value $0.001 per share (the “Series F Preferred Stock”). As a result of filing the Certificate of Designations on November 8, 2024 and the filing of Certificates of Withdrawal of Certificate of Designations on October 24, 2024 of each of the Series A Preferred Stock, the Series B Preferred Stock and the Series D Preferred Stock, the Company had 2,224,309 shares of undesignated preferred stock as of the date of this Current Report on Form 8-K.

The following is a summary of the principal terms of the Certificate of Designations:

Ranking

The Series E-1 Preferred Stock ranks, with respect to the payment of dividends and rights upon the Company’s liquidation, dissolution or winding up of the Company’s affairs: (i) prior or senior to all classes or series of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and any other class or series of equity securities, if the holders of Series E-1 Preferred Stock are entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of shares of such class or series; (ii) on a parity with the Series E Preferred Stock and the Series F Preferred Stock, in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences; (iii) on a parity with other classes or series of the Company’s equity securities issued in the future if, pursuant to the specific terms of such class or series of equity securities, the holders of such class or series of equity securities and the holders of Series E-1 Preferred Stock are entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority of one over the other, or as otherwise expressed to be pari passu with the Series E-1 Preferred Stock; (iv) junior to any class or series of the Company’s equity securities if, pursuant to the specific terms of such class or series, the holders of such class or series are entitled to the receipt of dividends or amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of the Series E-1 Preferred Stock (none of which class or series is currently designated); and (v) junior to all of the Company’s existing and future debt indebtedness.

Maturity

The shares of the Series E-1 Preferred Stock have no stated maturity and once issued will remain outstanding indefinitely unless they are redeemed by the Company. The Company is not required to set apart for payment funds to redeem the Series E-1 Preferred Stock and may settle a redemption of the Series E-1 Preferred Stock in cash or shares of Common Stock; provided, however, that no Holder Optional Redemption (as defined below) with respect to any share of Series E-1 Preferred Stock may be settled in Common Stock prior to the first anniversary of the date of its issuance and the Company may not exercise the Company Optional Redemption (as defined below) with respect to any share of Series E-1 Preferred Stock prior to the second anniversary of the date of its issuance (the “Redemption Eligibility Date”).

Dividend Rights

The holders of the Series E-1 Preferred Stock are entitled to receive a cumulative dividend at a fixed annual rate of 9% per annum of the Stated Value of the Series E-1 Preferred Stock, or $1,000.00, per year (computed on the basis of a 360-day year consisting of twelve 30-day months). Dividends will be declared and accrued monthly. Dividends are payable upon the approval of the board of directors of the Company, which may not be monthly, out of legally available funds in cash. The Series E-1 Preferred Stock ranks on parity with the Series E Preferred Stock, the Series F Preferred Stock and any classes or series of preferred stock otherwise expressed to be pari passu with the Series E-1 Preferred Stock with respect to the right to receive payment of any dividends in proportion to their respective amounts of accrued and unpaid dividends per share. Unless full cumulative dividends on shares of Series E-1 Preferred Stock for all past dividend periods have been paid (or set apart for payment), the Company may not declare or pay dividends with respect to any shares of Common Stock or other stock ranking junior to the Series E-1 Preferred Stock for any period.

Liquidation Rights

Subject to the liquidation preference set forth in the Certificate of Designations, the Series E-1 Preferred Stock is entitled to be paid out of the funds and assets available for distribution, an amount per share equal to the Stated Value, plus an amount per share that is issuable as the result of accrued or unpaid dividends. After payment to the holders of the Series E-1 Preferred Stock and to the holders of shares of any other class or series of capital stock ranking senior to or on a parity with the Series E-1 Preferred Stock, including, without limitation, the Series E Preferred Stock, the Series F Preferred Stock and any classes or series of preferred stock otherwise expressed to be pari passu with the Series E-1 Preferred Stock, the remaining funds and assets available for distribution to the Company’s stockholders will be distributed among the holders of shares of Common Stock, pro rata based on the number of shares of Common Stock held by each such holder.

Holder Optional Redemption Rights

Each holder of shares of Series E-1 Preferred Stock will be entitled to redeem any portion of the outstanding shares of Series E-1 Preferred Stock held by such holder (the “Holder Optional Redemption”) at any time, subject to certain early redemption fees. Such redemptions may be settled in either cash or Common Stock, at the Company’s option; provided, however, that (i) if required by Rule 5635(d) of The Nasdaq Stock Market, the aggregate number of shares of Common Stock issuable to holders of Series E-1 Preferred Stock for dividends and redemption shall not exceed 19.99% of the outstanding shares of Common Stock (the “Redemption Share Cap”), unless approval by the Company’s stockholders is obtained to exceed the Redemption Share Cap, and (ii) no share of Series E-1 Preferred Stock may be redeemed for Common Stock prior to the first anniversary of the date of its issuance. The Company will settle any Holder Optional Redemption it determines to redeem in cash by paying the holder the Settlement Amount. The “Settlement Amount” means (A) the Stated Value, plus (B) unpaid dividends accrued to, but not including, any business day after the last business day of the month after a notice of redemption (the “Holder Redemption Notice”) is duly received by Preferred Shareholder Services, LLC, an affiliated of the Dealer Manager, (the “Holder Redemption Deadline”) but before the next Holder Redemption Deadline (such date, the “Holder Redemption Exercise Date”), minus (C) the Holder Optional Redemption Fee (as defined below) applicable on the respective Holder Redemption Deadline. The Company will settle any Holder Optional Redemption the Company determines to redeem in Common Stock, subject to the Redemption Share Cap, by delivering to the holder a number of shares of Common Stock equal to (1) the Settlement Amount divided by (2) the closing price per share of Common Stock on The Nasdaq Global Select Market (“Nasdaq”), or other national securities exchange on which the Common Stock is listed, on the last trading day prior to the Holder Optional Redemption Exercise Date.

Company Optional Redemption Rights

The Company may redeem a share of Series E-1 Preferred Stock at its option (the “Company Optional Redemption”) on or after the Redemption Eligibility Date upon not less than 10 calendar days nor more than 90 calendar days written notice (the date upon which such written notice is provided to holders, the “Company Optional Redemption Notice Exercise Date”) to the holders prior to the date fixed for redemption thereof, at a redemption price of 100% of the Stated Value of the shares of Series E-1 Preferred Stock to be redeemed plus accrued but unpaid dividends (at a rate equal to (1) the Settlement Amount divided by (2) the closing price of shares of Common Stock on Nasdaq, or other national securities exchange on which the Common Stock is listed, on the last trading day prior to the Company Optional Redemption Notice Exercise Date). In the Company’s sole and absolute discretion, the Company may determine to settle a Company Optional Redemption in either cash or with fully paid and non-assessable shares of Common Stock, subject to the Redemption Share Cap, if applicable. If the Company exercises the Company Optional Redemption for less than all of the outstanding shares of Series E-1 Preferred Stock, then shares of Series E-1 Preferred Stock will be selected for redemption on a pro rata basis or by lot across holders of the series of Series E-1 Preferred Stock selected for redemption.

Early Redemption Fee

A share of Series E-1 Preferred Stock will be subject to an early redemption fee if the holder elects to redeem it within three years of its issuance (the “Holder Optional Redemption Fee”). The amount of the fee equals a percentage of the Stated Value of the share of Series E-1 Preferred Stock to be redeemed based on the year in which the redemption occurs after the issuance date of such share of Series E-1 Preferred Stock as follows:

●	Prior to the first anniversary of the issuance of such share of Series E-1 Preferred Stock: 9% of the Stated Value, which equals $90.00 per share of Series E-1 Preferred Stock;

●	On or after the first anniversary but prior to the second anniversary: 7% of the Stated Value, which equals $70.00 per share of Series E-1 Preferred Stock;

●	On or after the second anniversary but prior to the third anniversary: 5% of the Stated Value, which equals $50.00 per share of Series E-1 Preferred Stock; and

●	On or after the third anniversary: 0%.

The Company is permitted to waive the Holder Optional Redemption Fee. Although the Company has retained the right to waive the Holder Optional Redemption Fee, it is not required to establish any such waivers and it may never establish any such waivers.

Optional Redemption Following Death of a Holder

Subject to restrictions, beginning on the date of original issuance and ending on December 31st of the year in which the third anniversary of the date of issuance occurs, the Company will redeem shares of Series E-1 Preferred Stock of a beneficial owner who is a natural person (including a natural person who holds shares of Series E-1 Preferred Stock through an Individual Retirement Account or in a personal or estate planning trust) upon his or her death at the written request of the beneficial owner’s estate (such date the request is received by the Company, the “Optional Redemption Following Death of a Holder Notice Date”) at a redemption price equal to the Settlement Amount without application of the Holder Optional Redemption Fee. In the Company’s sole and absolute discretion, the Company may determine to settle such redemption in either cash or with fully paid and non-assessable shares of Common Stock (at a rate equal to (1) the Settlement Amount divided by (2) the closing price of shares of Common Stock on Nasdaq, or other national securities exchange on which the Common Stock is listed, on the last trading day prior to the Optional Redemption Following Death of a Holder Notice Date), subject to the Redemption Share Cap, if applicable.

Other Rights

The Series E-1 Preferred Stock has no preemptive rights, no voting rights and no sinking fund or conversion provisions.

The foregoing description of the Certificate of Designations is not complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Restrictions of Series E-1 Preferred Stock filed with the Secretary of State of the State of Nevada on November 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL CORPORATION

Date:	November 14, 2024	By:	/s/ Saidal L. Mohmand
		Name:	Saidal L. Mohmand
		Title:	Chief Financial Officer